                          MONTHLY NOTEHOLDERS STATEMENT

                           M&I AUTO LOAN TRUST 2002-1

                        Class A1 1.77% Asset Backed Notes
                        Class A2 1.95% Asset Backed Notes
                        Class A3 2.49% Asset Backed Notes
                        Class A4 3.04% Asset Backed Notes
                         Class B 3.52% Asset Backed Notes

DISTRIBUTION DATE:  December 20, 2002
MONTHLY PERIOD:     November, 2002

Under the Sales and Servicing Agreement dated as of October 10, 2002 among Marshall & Ilsley Bank as servicer and Marshall & Ilsley Auto Receivables LLC, as seller, Marshall & Ilsley Auto Trust 2002-1 as issuer and the Bank One, National Association as indenture trustee, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and the performance of the Trust during the previous month. The information that is required to be prepared with respect to the Distribution Date and Monthly Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Current Monthly Distribution

1. Notes

          (A)       The aggregate amount of the
                    distribution with respect to:

                                         Class A-1 Notes          18,743,308.60
                                         Class A-2 Notes             198,250.00
                                         Class A-3 Notes             394,250.00
                                         Class A-4 Notes             172,741.67
                                           Class B Notes              34,650.00

          (B)       The amount of the distribution set
                    forth in paragraph A.1 (A) above in
                    respect of interest on:


                                         Class A-1 Notes             172,457.36
                                         Class A-2 Notes             198,250.00
                                         Class A-3 Notes             394,250.00
                                         Class A-4 Notes             172,741.67
                                           Class B Notes              34,650.00


          (C)       The amount of the distribution set
                    forth in paragraph A.1 (A) above in
                    respect of principal on:

                                         Class A-1 Notes          18,570,851.24
                                         Class A-2 Notes                  (0.00)
                                         Class A-3 Notes                      -
                                         Class A-4 Notes                      -
                                           Class B Notes                      -

                          MONTHLY NOTEHOLDERS STATEMENT

                           M&I AUTO LOAN TRUST 2002-1

                        Class A1 1.77% Asset Backed Notes
                        Class A2 1.95% Asset Backed Notes
                        Class A3 2.49% Asset Backed Notes
                        Class A4 3.04% Asset Backed Notes
                        Class B 3.52% Asset Backed Notes

DISTRIBUTION DATE:   December 20, 2002
MONTHLY PERIOD:      November, 2002

     (D)             The amount of the distribution set
                     forth in paragraph A.1 (A) above
                     per $1,000 interest in:

                                         Class A-1 Notes           140.92713233
                                         Class A-2 Notes             1.62500000
                                         Class A-3 Notes             2.07500000
                                         Class A-4 Notes             2.53333338
                                           Class B Notes             2.93333333

     (E)             The amount of the distribution set
                     forth in paragraph A.1 (B) above
                     per $1,000 interest in:

                                         Class A-1 Notes             1.29667188
                                         Class A-2 Notes             1.62500000
                                         Class A-3 Notes             2.07500000
                                         Class A-4 Notes             2.53333338
                                           Class B Notes             2.93333333

     (F)             The amount of the distribution set
                     forth in paragraph A.1 (C) above
                     per $1,000 interest in:

                                         Class A-1 Notes           139.63046045
                                         Class A-2 Notes            (0.00000000)
                                         Class A-3 Notes                      -
                                         Class A-4 Notes                      -
                                           Class B Notes                      -

B. INFORMATION REGARDING THE PERFORMANCE OF THE TRUST

1.  Pool Balance and Note Principal Balance

     (A)             The Pool Balance at the close of
                     business on the last day of the
                     Monthly Period:
                                                                 493,088,215.55

                          MONTHLY NOTEHOLDERS STATEMENT

                           M&I AUTO LOAN TRUST 2002-1

                        Class A1 1.77% Asset Backed Notes
                        Class A2 1.95% Asset Backed Notes
                        Class A3 2.49% Asset Backed Notes
                        Class A4 3.04% Asset Backed Notes
                        Class B 3.52% Asset Backed Notes

DISTRIBUTION DATE:  December 20, 2002
MONTHLY PERIOD:     November, 2002

          (B)       The aggregate outstanding principal
                    amount of each Class of Notes after
                    giving effect to payments allocated
                    to principal as set forth in
                    paragraph A.1 (C) above with respect
                    to:

                                         Class A-1 Notes          98,349,390.73
                                         Class A-2 Notes         122,000,000.00
                                         Class A-3 Notes         190,000,000.00
                                         Class A-4 Notes          68,187,500.00
                                           Class B Notes          11,812,500.00

          (C)       The Note Pool Factor for each Class
                    of Notes after giving affect to the
                    payments set forth in paragraph A.1
                    (C) above with respect to:

                                         Class A-1 Notes             0.73946910
                                         Class A-2 Notes             1.00000000
                                         Class A-3 Notes             1.00000000
                                         Class A-4 Notes             1.00000000
                                           Class B Notes             1.00000000

          (D)       The amount of aggregate Realized
                    Losses for the preceding Monthly
                    Period:                                             (818.50)

          (E)       The aggregate Purchase Amount for
                    all Receivables that were
                    repurchased in the Monthly Period:                        -

2. Servicing Fee

                    The aggregate amount of the
                    Servicing Fee paid to the Servicer
                    with respect to the preceding
                    Monthly Period                                   173,971.01

3. Payment Shortfalls

          (A)       The amount of the Noteholders'
                    Interest Carryover Shortfall after
                    giving effect to the payments set
                    forth in paragraph A.1 (B) above
                    with respect to:

                                        Class A-1 Notes                       -
                                        Class A-2 Notes                       -
                                        Class A-3 Notes                       -
                                        Class A-4 Notes                       -
                                          Class B Notes                       -

                          MONTHLY NOTEHOLDERS STATEMENT

                           M&I AUTO LOAN TRUST 2002-1

                        Class A1 1.77% Asset Backed Notes
                        Class A2 1.95% Asset Backed Notes
                        Class A3 2.49% Asset Backed Notes
                        Class A4 3.04% Asset Backed Notes
                        Class B 3.52% Asset Backed Notes

DISTRIBUTION DATE:  December 20, 2002
MONTHLY PERIOD:     November, 2002

         (B)        The amount of the Noteholders' Interest
                    Carryover Shortfall set forth in paragraph
                    3(A) above per $1,000 interest with respect to:



                                           Class A-1 Notes                     -
                                           Class A-2 Notes                     -
                                           Class A-3 Notes                     -
                                           Class A-4 Notes                     -
                                             Class B Notes                     -


4

         (A)        The aggregate amount of collections by the
                    Servicer during the preceding Monthly
                    Period:                                        19,416,613.69


         (B)        The aggregate amount which was received
                    by the Trust from the Servicer during the
                    Monthly Period:                                19,242,642.68

         (C) The number of Receivables that are delinquent for:

                                                30-59 days                    82
                                                60-89 days                    14
                                           90 or more days                     -
                            Repossessed Autos in Inventory                     -

M&I Auto Loan Trust 2002-1                                                Page 1
Monthly Servicing Report


Distribution Date                December 20, 2002                                                Closing Date:     October 10, 2002
Collection Period Begin Date:     November 1, 2002                                  Previous Distribution Date:    November 20, 2002
Collection Period End Date:      November 30, 2002                         Previous Collection Period End Date:     October 31, 2002

------------------------------------------------------------------------------------------------------------------------------------

A. Initial Bond Characteristics                 Cutoff Balance         Coupon    Accrual Calendar   Legal Final Maturity    CUSIP
------------------------------------------------------------------------------------------------------------------------------------
I.     Class A-1 Notes                          $ 133,000,000.00        1.770%      Actual/360          October 20, 2003   55255PAF7
ii     Class A-2 Notes                          $ 122,000,000.00        1.950%        30/360               July 20, 2005   55255PAG5
iii    Class A-3 Notes                          $ 190,000,000.00        2.490%        30/360            October 22, 2007   55255PAH3
iv     Class A-4 Notes                          $  68,187,500.00        3.040%        30/360            October 20, 2008   55255PAJ9
v      Class B Notes                            $  11,812,500.00        3.520%        30/360          September 21, 2009   55255PAK6
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

B. Bond Balances           Balance as of                                      % of Original Balance  Unpaid Interest Unpaid Interest
                            11/20/2002            12/20/2002       11/20/2002       12/20/2002         11/20/2002       12/20/2002
------------------------------------------------------------------------------------------------------------------------------------
I.     Class A-1 Notes   $ 116,920,241.97       $  98,349,390.73     87.91%           73.95%                       -               -
ii     Class A-2 Notes   $ 122,000,000.00       $ 122,000,000.00    100.00%          100.00%                       -               -
iii    Class A-3 Notes   $ 190,000,000.00       $ 190,000,000.00    100.00%          100.00%                       -               -
iv     Class A-4 Notes   $  68,187,500.00       $  68,187,500.00    100.00%          100.00%                       -               -
v      Class B Notes     $  11,812,500.00       $  11,812,500.00    100.00%          100.00%                       -               -
------------------------------------------------------------------------------------------------------------------------------------

M&I Auto Loan Trust 2002-1                                               Page 2
Monthly Servicing Report

Distribution Date                          December 20, 2002                                Closing Date:           October 10, 2002
Collection Period Begin Date:               November 1, 2002                  Previous Distribution Date:          November 20, 2002
Collection Period End Date:                November 30, 2002         Previous Collection Period End Date:           October 31, 2002

------------------------------------------------------------------------------------------------------------------------------------
C. Reserve Account
------------------------------------------------------------------------------------------------------------------------------------
I.     Initial Reserve Deposit                                                          $2,431,305.00
ii     Reserve Account Deposits for Prefunding                                            $461,088.44
iii    Beginning of Period Reserve Balance (Including Prefunding Deposits)              $2,892,393.44
iv     Specified Reserve Account Percent                                                         0.50% of Aggregate Loans Purchased
v      Specified Reserve Account Floor                                                          $0.00
vi     Specified Reserve Account Balance                                                $2,624,940.86
vii    Reserve Account Release                                                            $267,452.58
viii   Reserve Account Draws                                                                    $0.00
ix     Reserve Account Deposits                                                                 $0.00
x      End of Period Reserve Balance                                                    $2,624,940.86
xi     Outstanding Simple Interest Advances                                                $66,050.92
------------------------------------------------------------------------------------------------------------------------------------
D. Pre-Funding Account
------------------------------------------------------------------------------------------------------
I.     Pre-Funding Amount %                                                                     17.57%
ii     Pre-Funding Transfer Amount                                                     $92,217,688.56
iii    Pre-Funding Account Balance                                                         $11,827.76
iv     Investment Earnings and Income on funds in deposit                                  $51,594.02
       in the Pre-Funding Account during the collection period
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
E. Servicing
------------------------------------------------------------------------------------------------------
I.     Servicing Fee Percentage                                                                  0.50%
ii     Beginning of Period Servicing Shortfall                                                   0.00
iii    End of Period Servicing Shortfall                                                         0.00
------------------------------------------------------------------------------------------------------

M&I Auto Loan Trust 2002-1                                               Page 3
Monthly Servicing Report

Distribution Date                          December 20, 2002                                Closing Date:          October 10, 2002
Collection Period Begin Date:               November 1, 2002                  Previous Distribution Date:         November 20, 2002
Collection Period End Date:                November 30, 2002         Previous Collection Period End Date:          October 31, 2002

------------------------------------------------------------------------------------------------------------------------------------
F. Portfolio Characteristics              Initial Balance    Balance as of                    % of Original as of
                                            10/04/2002        10/31/2002       11/30/2002         10/31/2002         11/30/2002
------------------------------------------------------------------------------------------------------------------------------------
I.     Principal Balance                 $432,770,483.68   $417,530,429.67   $493,088,215.55        96.48%             113.94%
ii     Number of Contracts                        32,439            31,837            36,863        98.14%             113.64%
iii    Weighted Average Coupon (WAC)                7.32%             7.32%             7.22%
iv     Weighted Average Original Term              59.64             59.64             59.71
v      Weighted Average Remaining Term             50.24             49.47             50.32
vi     Weighted Average Seasoning                   9.40             10.17              9.40
------------------------------------------------------------------------------------------------------------------------------------

M&I Auto Loan Trust 2002-1                                               Page 4
Monthly Servicing Report

Distribution Date                 December 20, 2002                                 Closing Date:                   August 30, 2001
Collection Period Begin Date:      November 1, 2002                   Previous Distribution Date:                 November 20, 2002
Collection Period End Date:       November 30, 2002          Previous Collection Period End Date:                  October 31, 2002

------------------------------------------------------------------------------------------------------------------------------------
G.1 Portfolio Performance                      # of Contracts                 % of # of Contracts               Principal Balance
                                                 10/31/2002     11/30/2002        10/31/2002      11/30/2002       10/31/2002
------------------------------------------------------------------------------------------------------------------------------------
I.     30-59 Days Delinquent                         49             82              0.15%              0.22%   538,326.55
ii     60-89 Days Delinquent                          0             14              0.00%              0.04%         0.00
iii    90-119 Days Delinquent                         0              0              0.00%              0.00%         0.00
iv     120+ Days Delinquent                           0              0              0.00%              0.00%         0.00
v      Repo in Inventory (Charged-Off)                0              0              0.00%              0.00%         0.00
vi     Repo in Inventory (Not Charged-Off)            0              0              0.00%              0.00%         0.00
vii    Gross Charge-Offs in Period                    0              0              0.00%              0.00%         0.00
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
G.1 Portfolio Performance                                      % of Principal Balance
                                                 11/30/2002         10/31/2002                      11/30/2002
---------------------------------------------------------------------------------------------------------------
I.     30-59 Days Delinquent                    875,827.42                  0.13%                      0.18%
ii     60-89 Days Delinquent                    185,681.82                  0.00%                      0.04%
iii    90-119 Days Delinquent                         0.00                  0.00%                      0.00%
iv     120+ Days Delinquent                           0.00                  0.00%                      0.00%
v      Repo in Inventory (Charged-Off)                0.00                  0.00%                      0.00%
vi     Repo in Inventory (Not Charged-Off)            0.00                  0.00%                      0.00%
vii    Gross Charge-Offs in Period                    0.00                  0.00%                      0.00%
-------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
G.2 Ratios                                       Ratio
                                               10/04/2002       10/31/2002        11/30/2002       3 Month Average
--------------------------------------------------------------------------------------------------------------------
I.     Net Loss Ratio                              0.00%          0.00%             0.00%                  0.00%
ii     Delinquency Ratio                           0.00%          0.00%             0.04%                  0.01%
--------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
H. Portfolio Charge-Offs                        Dollar Amount                           % of Original Balance
                                                 10/31/2002            11/30/2002              10/31/2002             11/30/2002
---------------------------------------------------------------------------------------------------------------------------------
I.     Gross Charge-Offs in Period                   $  0.00            $    0.00                     0.000%             0.000%
ii     Cumulative Gross Charge-Offs                  $  0.00            $    0.00                     0.000%             0.000%
iii    Net Losses in Period                         ($207.06)            ($818.50)                    0.000%             0.000%
iv     Cumulative Net Losses                        ($207.06)          ($1,025.56)                    0.000%             0.000%
---------------------------------------------------------------------------------------------------------------------------------

M&I Auto Loan Trust 2002-1                                                Page 5
Monthly Servicing Report

Distribution Date                           December 20, 2002                              Closing Date:           October 10, 2002
Collection Period Begin Date:                November 1, 2002                Previous Distribution Date:          November 20, 2002
Collection Period End Date:                 November 30, 2002       Previous Collection Period End Date:           October 31, 2002
--------------------------------------------------------------------------------------------------------------
I. Pool Collections
--------------------------------------------------------------------------------------------------------------
I.     Borrower Interest Collections                                                             2,689,841.59
ii     Borrower Principal Collections                                                           16,659,902.68
iii    Net Liquidation Proceeds                                                                             -
iv     Recoveries                                                                                      818.50
v      Simple Interest Advance                                                                      66,050.92
vi     Repurchase Amounts (Interest)                                                                        -
vii    Repurchase Amounts (Principal)                                                                       -
viii.  Total Interest Collections                                                                2,755,892.51
ix     Total Principal Collections                                                             $16,660,721.18
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
J. Pool Balance Reconciliation
--------------------------------------------------------------------------------------------------------------
I.     Beginning Pool Balance                                                                  417,530,429.67
ii     Additional Fundings                                                                      92,217,688.56
iii    Pool Balance Reductions from Principal Collections                                       16,659,902.68
iv     Gross Charge-Offs in Period                                                                          -
v      Ending Pool Balance                                                                     493,088,215.55
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
K. Total Available
--------------------------------------------------------------------------------------------------------------
I.     Total Pool Collections                                                                   19,416,613.69
ii     Pre-Funding Account Income                                                                   51,594.02
iii    Pre-Funding Account Release                                                                  11,827.76
           Reserve Account Balance                                     2,892,393.44                         -
           Specified Reserve Account Amount                            2,624,940.86                         -
                                                                      -------------
iv     Reserve Account Release                                           267,452.58                267,452.58
v      Reserve Account Draw                                                                                 -
vi     Collected Funds                                                                          19,747,488.05
--------------------------------------------------------------------------------------------------------------

M&I Auto Loan Trust 2002-1                                                Page 6
Monthly Servicing Report


Distribution Date                December 20, 2002                                              Closing Date:      October 10, 2002
Collection Period Begin Date:     November 1, 2002                                Previous Distribution Date:     November 20, 2002
Collection Period End Date:      November 30, 2002                       Previous Collection Period End Date:      October 31, 2002


------------------------------------------------------------------------------------------------------------------------------------
L. Waterfall                                                 Calculation Steps      Amount Due        Amount Available      Amount
                                                                                                      for Distribution       Paid

------------------------------------------------------------------------------------------------------------------------------------
I.   Reimbursement of Outstanding Simple Interest Advances    $          0.00     $     30,316.77      19,747,488.05       30,316.77


         Servicing Fee                                             173,971.01
         Previous Servicing Fee Shortfall                                0.00
                                                              ===============
ii   Total Servicing Fee                                      $    173,971.01     $    173,971.01      19,717,171.28      173,971.01
iii  Class A Notes Interest Distribution                                               937,699.03      19,543,200.27      937,699.03
iv   Class B Notes Interest Distribution                      $          0.00           34,650.00      18,605,501.24       34,650.00
v    Reserve Fund Deposit                                     $          0.00     $          0.00      18,570,851.24               -
           b) Previous Note Balance - Pool Balance            $ 15,832,026.42     $          0.00                  -               -
     X.)  MAX of a) and b)                                    $116,920,241.97     $          0.00                  -               -
     Y.)  Priority Principal Distribution Amount              $          0.00     $          0.00                  -               -
                                                              ===============
vi   Regular Principal Distribution                           $116,920,241.97      116,920,241.97      18,570,851.24   18,570,851.24
vii  Release to Seller                                                                          -                  -               -
------------------------------------------------------------------------------------------------------------------------------------

M&I Auto Loan Trust 2002-1                                                Page 7
Monthly Servicing Report


Distribution Date                December 20, 2002                                              Closing Date:      October 10, 2002
Collection Period Begin Date:     November 1, 2002                                Previous Distribution Date:     November 20, 2002
Collection Period End Date:      November 30, 2002                       Previous Collection Period End Date:      October 31, 2002

------------------------------------------------------------------------------------------------------------------------------------
M. Bond Interest Distributions                   Coupon       Number of Days     Current Interest        Previous Interest Shortfall
                                                              in Pay Period

------------------------------------------------------------------------------------------------------------------------------------
       Total Class A Notes                                                         $937,699.03                      0.00
       Class A-1 Notes                           1.770%            30              $172,457.36                      0.00
       Class A-2 Notes                           1.950%            30              $198,250.00                      0.00
       Class A-3 Notes                           2.490%            30              $394,250.00                      0.00
       Class A-4 Notes                           3.040%            30              $172,741.67                      0.00
       Class B Notes                             3.520%            30              $ 34,650.00                      0.00
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
M. Bond Interest Distributions                       Accrued Interest    Total Bond       Total Bond          Interest Shortfall
                                                       on Interest      Interest Due     Interest Paid

--------------------------------------------------------------------------------------------------------------------------------
       Total Class A Notes                                0.00           937,699.03        937,699.03                0.00
       Class A-1 Notes                                    0.00           172,457.36        172,457.36                0.00
       Class A-2 Notes                                    0.00           198,250.00        198,250.00                0.00
       Class A-3 Notes                                    0.00           394,250.00        394,250.00                0.00
       Class A-4 Notes                                    0.00           172,741.67        172,741.67                0.00
       Class B Notes                                      0.00            34,650.00         34,650.00                0.00
--------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
N. Bond Principal Distributions

------------------------------------------------------------------------------------------------------------------------------------
       Priority Principal Distribution                                                                                             -
       Regular Principal Distribution                                                                                  18,570,851.24
                                                                                                                     ===============
       Total Principal Distribution                                                                                    18,570,851.24
                                                                                                                                   0
       Class A-1 Notes Principal Distribution                                                                          18,570,851.24
       Class A-2 Notes Principal Distribution                                                                                   0.00
       Class A-3 Notes Principal Distribution                                                                                   0.00
       Class A-4 Notes Principal Distribution                                                                                   0.00
       Class B Notes Principal Distribution                                                                                     0.00
------------------------------------------------------------------------------------------------------------------------------------